UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 1, 2018

Independence Contract Drilling, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36590	37-1653648
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20475 State Highway 249, Suite 300

Houston, Texas 77070

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (281) 598-1230

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01	Entry into a Material Definitive Agreement.

Amended and Restated Stockholders’ Agreement.

On October 1, 2018, in connection with the closing of the transactions contemplated by the Agreement and Plan of Merger (the “Merger Agreement”), dated as of July 18, 2018, by and among Independence Contract Drilling, Inc. (the “Company”), Patriot Saratoga Merger Sub, LLC, (“Merger Sub”), Sidewinder Drilling LLC (“Sidewinder”) and MSD Credit Opportunity Master Fund, L.P., in its capacity as Members’ Representative, the Company entered into an Amended and Restated Stockholders’ Agreement dated as of October 1, 2018, among the Company and the Member Parties named therein (the “Restated Stockholders’ Agreement”). The Restated Stockholders Agreement was entered into to add and include only parties who are members of Sidewinder as of the effective date of the closing of the merger contemplated by the Merger Agreement (the “Merger”). All other material terms remain unchanged.

The summary description of the terms of the Stockholders’ Agreement set forth in the Company’s Form 8-K filed in July 19, 2018 is incorporated by reference herein, and the foregoing summary description of the Restated Stockholders Agreement and the transactions contemplated thereby is subject to and qualified in its entirety by reference to the Restated Stockholders’ Agreement, a copy of which is attached hereto as Exhibit 10.1 and the terms of which are incorporated herein by reference.

Term Loan Credit Agreement

On October 1, 2018, the Company entered into a term loan Credit Agreement (the “Term Loan Credit Agreement”), by and among the Company, Merger Sub and ICD Operating LLC (as successor to Sidewinder), the Lenders named therein and U.S. Bank National Association, as administrative agent. The Term Loan Credit Agreement provides for an initial term loan with an aggregate principal amount of up to $130.0 million (the “Term Loan Facility”) and (b) a delayed draw term loan facility in an aggregate principal amount of up to $15.0 million (the “DDTL Facility”, and together with the Term Loan Facility, the “Term Facilities”). The Term Facilities have a maturity date of October 1, 2023, at which time all outstanding principal under the Term Facilities and other obligations become due and payable in full.

Proceeds from initial borrowings of $130.0 million under the Term Loan Facility on October 1, 2018 were used by the Company to repay outstanding indebtedness of Sidewinder and of the Company as of the closing of the Merger, as well as transaction costs.

The Term Loan Credit Agreement contains financial covenants, including a liquidity covenant of $10.0 million and a fixed charge coverage ratio of 1.00 to 1.00 when availability under the New ABL Credit Facility (defined below) and the DDTL Facility is below $5.0 million at any time that a DDTL Facility loan is outstanding. The Term Loan Credit Agreement also contains other customary affirmative and negative covenants, including limitations on indebtedness, liens, fundamental changes, asset dispositions, restricted payments, investments and transactions with affiliates. The Term Loan Credit Agreement also provides for customary events of default, including breaches of material covenants, defaults under the New ABL Credit Facility or other material agreements for indebtedness, and a change of control (as defined).

The obligations under the Term Loan Credit Agreement are secured by a first priority lien on collateral (the “Term Priority Collateral”) other than accounts receivable, deposit accounts and other related collateral pledged as first priority collateral (“Priority Collateral”) under the New ABL Credit Facility (defined below) and a second priority lien on such Priority Collateral, and are unconditionally guaranteed by all of our current and future direct and indirect subsidiaries.

The foregoing summary description of the Term Loan Credit Agreement and the transactions contemplated thereby is subject to and qualified in its entirety by reference to the Term Loan Credit Agreement, a copy of which is attached hereto as Exhibit 10.2 and the terms of which are incorporated herein by reference.

New ABL Credit Facility

On October 1, 2018, the Company entered into a revolving Credit Agreement (the “New ABL Credit Facility”), by and among the Company, Wells Fargo Bank, National Association, as Agent and a lender (“Wells Fargo”), and the other lenders named therein, Merger Sub and ICD Operating, LLC (as successor to Sidewinder). Pursuant to the New ABL Credit Facility, the Company has borrowing capacity of up to $40.0 million, including availability for letters of credit in an aggregate amount at any time outstanding not to exceed $7.5 million. Availability under the New ABL Credit Facility is subject to a borrowing base determined based on 85% of the net amount of eligible accounts of the Company, minus reserves. The New ABL Credit Facility has a maturity date of the earlier of October 1, 2023 or the maturity date of the Term Loan Credit Agreement.

At our election, interest under the New ABL Credit Facility is determined by reference at our option to either (i) a “base rate” equal to the higher of (a) the federal funds effective rate plus 0.05%, (b) the London Interbank Offered Rate with an interest period of one month

(“LIBOR”), plus 1.0%, and (c) the prime rate of Wells Fargo, plus in each case, an applicable base rate margin ranging from 1.0% to 1.5% based on quarterly availability, or (ii) a revolving loan rate equal to LIBOR for the applicable interest period plus an applicable LIBOR margin ranging from 2.0% to 2.5% based on quarterly availability. We also pay, on a quarterly basis, a commitment fee of 0.375% (or 0.25% at any time when revolver usage is greater than 50% of the maximum credit) per annum on the unused portion of the New ABL Credit Facility commitment (decreased by any permitted reductions made by the Company).

The New ABL Credit Facility contains a financial covenant with a fixed charge coverage ratio of 1.00 to 1.00. The New ABL Credit Facility also contains other customary affirmative and negative covenants, including limitations on indebtedness, liens, fundamental changes, asset dispositions, restricted payments, investments and transactions with affiliates. The New ABL Credit Facility also provides for customary events of default, including breaches of material covenants, defaults under the Term Loan Agreement or other material agreements for indebtedness, and a change of control (as defined).

The obligations under New ABL Credit Facility are secured by a first priority lien on Priority Collateral, which includes all accounts receivable and deposit accounts, and a second priority lien on the Term Priority Collateral, and are unconditionally guaranteed by all of our current and future direct and indirect subsidiaries.

The foregoing summary description of the New ABL Credit Facility and the transactions contemplated thereby is subject to and qualified in its entirety by reference to the New ABL Credit Facility, a copy of which is attached hereto as Exhibit 10.3 and the terms of which are incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

On October 1, 2018, in connection with its entry into the New ABL Credit Facility, the Company repaid all outstanding borrowing and obligations under its existing credit facility, and terminated this facility.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The Merger contemplated by the Merger Agreement was completed on October 1, 2018 following the special meeting of stockholders (the “Special Meeting”) of the Company described in Item 5.07 of this Current Report. In connection with the Merger and pursuant to the Merger Agreement, the Company issued 36,752,657 shares of Company common stock, par value $0.01 per share (“Common Stock”), as consideration to the holders of Series A Common Units in Sidewinder. Further, in connection with the Merger, Merger Sub was merged with and into Sidewinder, with Sidewinder surviving the Merger and being renamed ICD Operating LLC.

In connection with the Merger, the Company is filing (i) pro forma financial statements as Exhibit 99.1, (ii) unaudited financial statements of Sidewinder comprised of the balance sheets as of December 31, 2017 and June 30, 2018 (Successor), the related statements of operations for the six months ended June 30, 2018 (Successor), and the period from February 15, 2017 to June 30, 2017 (Successor), and the period from January 1, 2017 through February 15, 2017 (Predecessor) as Exhibit 99.2, and (iii) audited financial statements of Sidewinder Drilling LLC as of December 31, 2016 (Predecessor) and 2017 (Successor), and for each of the years ended December 31, 2015 and 2016 (Predecessor), the period from January 1, 2017 through February 15, 2017 (Predecessor), and the period from February 15, 2017 through December 31, 2017 (Successor) as Exhibit 99.3, each of which are incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Term Loan Credit Agreement

The information set forth under the heading “Term Loan Credit Agreement” in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference in this Item 2.03 hereof.

New ABL Credit Facility

The information set forth under the heading “New ABL Credit Facility” in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference in this Item 2.03 hereof.

Item 3.02	Unregistered Sales of Equity Securities.

On October 1, 2018, following receipt of stockholder approval at the Special Meeting as described in Item 5.07 of this Current Report, the Company issued 36,752,657 shares of Common Stock, as consideration to the holders of Series A Common Units in Sidewinder pursuant to the Merger Agreement as described in Item 2.01 of this Current Report.

The Company’s issuance of 36,752,657 shares of Common Stock in connection with the Merger Agreement was not registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act, as the transaction did not involve any public offering.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

In connection with the Merger, the Company appointed J. Anthony Gallegos, Jr. as Chief Executive Officer of the Company, and a director of the Company, each effective as of the closing date of the Merger. Information with respect to Mr. Gallegos was previously provided in the Company’s Form 8-K filed on July 19, 2018, and is incorporated herein by reference. Pursuant to the employment agreement, dated as of July 18, 2018 but effective at the closing of the Merger, between the Company and Mr. Gallegos (the “Employment Agreement”), on October 1, 2018 the Company entered into a restricted stock unit (“RSU”) award agreement with Mr. Gallegos with a fair market value (as determined pursuant to the Employment Agreement) of $1.0 million, which RSUs will all vest on October 1, 2021, or upon certain earlier events specified in the award agreement.

At the effective time of the Merger and the effective appointment of Mr. Gallegos as Chief Executive Officer and a director, the employment of our current Chief Executive Officer, Byron Dunn, and his service as a director, terminated.

In connection with the Merger and pursuant to the Merger Agreement, at the effective time of the Merger, (i) Tighe Noonan’s service as a director terminated, (ii) the Company increased the size of the Company’s board of directors from six to seven, and (iii) James Minmier and Adam Piekarski were appointed as directors to fill the vacancies on the Company’s board of directors. Information with respect to each of Mr. Minmier and Mr. Piekarski was previously provided in the Company’s Form 8-K filed on July 19, 2018, and is incorporated herein by reference. The Company expects that Mr. Minmier will become a member of the Company’s Nominating and Governance Committee and its Audit Committee.

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 1, 2018, following approval at the Special Meeting as described in Item 5.07 of this Current Report, the Company amended its certificate of incorporation to increase the authorized number of shares of Common Stock from 100,000,000 shares to 200,000,000 shares.

The above summary is qualified in its entirety by the full text of the amendment to the Company’s certificate of incorporation, a copy of which is attached as Exhibit 3.1 and incorporate herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On October 1, 2018, the Company held the Special Meeting at its offices at 11601 N. Galayda Street, Houston, Texas. At the Special Meeting, stockholders were requested to vote on proposals to (i) approve the issuance of 36,752,657 shares of Common Stock, as consideration to the holders of Series A Common Units in Sidewinder in connection with the Merger Agreement (the “Stock Issuance Proposal”) (ii) approve an amendment to the Company’s certificate of incorporation to increase the authorized number of shares of Common Stock from 100,000,000 shares to 200,000,000 shares (the “Charter Amendment Proposal”), and (iii) adjourn or postpone the Special Meeting to solicit additional proxies in the event that there were not sufficient votes to approve the Stock Issuance Proposal (the “Adjournment Proposal”), each as more fully described in the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on August 29, 2018.

Proposal 1: the Stock Issuance Proposal. The holders of the Common Stock approved the issuance of 36,752,657 shares of Common Stock, as consideration to the holders of Series A Common Units in Sidewinder in connection with the Merger Agreement, by the votes indicated below:

For	Against	Abstain
31,013,685	13,920	100,568

Proposal 2: the Charter Amendment Proposal. The holders of the Common Stock approved an amendment to the Company’s certificate of incorporation to increase the authorized number of shares of Common Stock from 100,000,000 shares to 200,000,000 shares, by the votes indicated below:

For	Against	Abstain
30,994,107	33,498	100,568

Item 9.01	Financial Statements and Exhibits.

(a)    Financial statements of businesses acquired.

•

Audited financial statements of Sidewinder Drilling LLC as of December 31, 2016 (Predecessor) and 2017 (Successor), and for each of the years ended December 31, 2015 and 2016 (Predecessor), the period from January 1, 2017 through February 15, 2017 (Predecessor), and the period from February 15, 2017 through December 31, 2017 (Successor), are included as Exhibit 99.3 hereto.

•

Unaudited financial statements of Sidewinder Drilling LLC comprised of the balance sheets as of December 31, 2017 and June 30, 2018 (Successor), the related statements of operations for the six months ended June 30, 2018 (Successor), and the period from February 15, 2017 to June 30, 2017 (Successor), and the period from January 1, 2017 through February 15, 2017 (Predecessor), are included as Exhibit 99.2 hereto.

(b)    Pro forma financial information.

The following unaudited pro forma financial information of the Company, giving effect to the Merger and the related financing transactions, is included as Exhibit 99.1 hereto:

•	Unaudited pro forma balance sheet as of June 30, 2018

•	Unaudited pro forma statement of operations for the six months ended June 30, 2018 and the year ended December 31, 2017

•	Notes to the unaudited pro forma financial statements

(d)    Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Independence Contract Drilling, Inc.

10.1	Amended and Restated Stockholders’ Agreement, dated as of October 1, 2018, by and among Independence Contract Drilling, Inc. and the Member Parties thereto.

10.2	Credit Agreement, dated as of October 1, 2018, by and among Wells Fargo Bank, National Association, as Agent, the Lenders party thereto, Independence Contract Drilling, Inc., Patriot Saratoga Merger Sub, LLC, and ICD Operating LLC, as Borrowers, the Lenders party thereto, and U.S. Bank National Association, as Agent.

10.3	Credit Agreement, dated as of October 1, 2018, by and among Independence Contract Drilling, Inc. and Patriot Saratoga Merger Sub, LLC, as initial Borrowers, and (following the consummation of the Merger) Independence Contract Drilling, Inc. and ICD Operating LLC, each as Borrower, the Lenders party thereto, and U.S. Bank National Association, as Agent.

99.1	Unaudited pro forma financial information (Incorporated by reference to the Company’s Current Report on Form 8-K (File No. 001-36590) filed August 16, 2018, Exhibit 99.1).

99.2	Unaudited financial statements of Sidewinder Drilling LLC comprised of the balance sheets as of December 31, 2017 and June 30, 2018 (Successor), the related statements of operations for the six months ended June 30, 2018 (Successor), and the period from February 15, 2017 to June 30, 2017 (Successor), and the period from January 1, 2017 through February 15, 2017 (Predecessor) (Incorporated by reference to the Company’s Current Report on Form 8-K (File No. 001-36590) filed August 16, 2018, Exhibit 99.2).

Exhibit No.	Description

99.3	Audited financial statements of Sidewinder Drilling LLC as of December 31, 2016 (Predecessor) and 2017 (Successor), and for each of the years ended December 31, 2015 and 2016 (Predecessor), for the period from January 1, 2017 through February 15, 2017 (Predecessor), and for the period February 15, 2017 through December 31, 2017 (Successor) (Incorporated by reference to the Company’s Current Report on Form 8-K (File No. 001-36590) filed July 31, 2018, Exhibit 99.3).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 1, 2018	INDEPENDENCE CONTRACT DRILLING, INC.

	By:	/s/ Philip A. Choyce
		Name:	Philip A. Choyce
		Title:	Executive Vice President & Chief Financial Officer